SCHEDULE OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES (Details) - USD ($)	Jun. 30, 2026	Jun. 30, 2025
Deferred tax assets
Tax losses carried forward	$ 433,015	$ 710,701
Allowance for credit losses	69,872	28,139
Accrued expenses	60,415	47,118
Lease liabilities		18,383
Valuation allowance	(53,936)
Total deferred tax assets	509,366	804,341
Deferred tax liability
Right-of-use assets	(4,916)	(18,641)
Total deferred tax liability	(4,916)	(18,641)
Deferred tax assets, net	$ 504,450	$ 785,700